UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

July 25, 2019

SUPERIOR DRILLING PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Utah	46-4341605
(State of Incorporation)	(I.R.S. Employer Identification No.)

1583 South 1700 East Vernal, Utah	84078
(Address of principal executive offices)	(Zip code)

Commission File Number: 001-36453

Registrant’s telephone number, including area code: (435) 789-0594

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 25, 2019, Moss Adams LLP (“Moss Adams”), as the independent registered public accounting firm of Superior Drilling Products, Inc. (the “Company”), informed management of the Company that Moss Adams reached the conclusion that its 2017 and 2018 audit opinions on the financial statements of the Company should no longer be relied upon and such financial statements should be restated due to the identified errors described below in accounting related to the Tronco Loan (as defined below).

On July 26, 2019, the Board of Directors (the “Board”) of the Company, after consultation with management of the Company, determined that the Company will restate its interim condensed consolidated financial statements for the quarterly and year-to-date periods ended September 30, 2017, December 31, 2017, March 31, 2018, June 30, 2018, September 30, 2018, December 31, 2018 and March 31, 2019, and for the years ended December 31, 2017 and December 31, 2018 (collectively, the “Non-Reliance Periods”). Accordingly, investors should no longer rely upon the Company’s previously released consolidated financial statements for the Non-Reliance Periods. In addition, investors should no longer rely upon earnings releases for these periods and other communications relating to these consolidated financial statements to the extent related to or affected by the Tronco Loan.

This restatement follows discussions with the Staff of the United States Securities and Exchange Commission (the “Staff”) and Moss Adams regarding Staff comments relating to the Meier stock pledge and Meier Guaranties, the adequacy of the collateral, and the Company’s demonstrated intent to enforce the Meier Guarantees, all as related to the loan made to Tronco Energy Corporation the (“Tronco Loan”). After a thorough review and interpretation of accounting standards that a typical bank would use for the definition of an impaired loan and the accounting of such, the Company, in consultation with Moss Adams, concluded that it was necessary to revise its financial statements to reflect the write-down of the loan. The Meier Guaranties were determined not to be substantive based on the application of FASB ASC 310-10-25-22 through ASC 310-10-25-25, which relates to accounting for an arrangement as a loan or an investment in real estate within the acquisition, development and construction arrangements of the FASB Accounting Standards and states that the substance of a personal guarantee depends on the ability of the guarantor to perform, the practicality of enforcing the guarantee, and the demonstrated intent to enforce the guarantee. Since the Company did not have contemporaneous documentation supporting demonstration of intent, to either enforce the redemption of collateral or the guarantees by the borrowers to repay the loan when the related party note receivable was due and payable on December 31, 2017 and instead modified the loan by extending the payment term, the Company and Moss Adams have determined the guarantees, with the application of the above referenced FASB accounting standards, are not substantive and therefore should not serve as the basis for concluding the loan is well secured and collateralized. The Company is also evaluating the impact on previously recognized interest income.

As a result of these discussions, the Company will fully reserve the related party note receivable effective August 2017. The Company will pursue full repayment of the note and continues to hold the 8,267,860 shares of the Company’s common stock as collateral. The Company will record a recovery of the loan upon receiving repayment of the note.

The errors will be corrected in restated financial statements included in an amendment to the Annual Report on Form 10-K for the year ended December 31, 2018 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 (the “Amended Form 10-K and Form 10-Q”). The Company is diligently pursuing completion of the restatement and intends to file the Amended Form 10-K and Form 10-Q as soon as reasonably practicable. The Company will file the restated financials in advance of filing the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2019.

The Company has evaluated the restatement with respect to internal control over financial reporting and disclosure controls and procedures and will report a material weakness in internal control over financial reporting. As such, the Company has concluded that its disclosure controls and procedures and internal control over financial reporting for the Non-Reliance Periods were not effective as of the end of the Non-Reliance Periods, as well as in subsequent periods until such material weakness is remediated.

Determination of the impact of the error described above, including the impact on the previously recognized interest income, is subject to continued analysis by management and the Company’s independent registered public accounting firm and could change based on further review and analysis of the Non-Reliance Periods. The Company, when restating the previously filed consolidated financial statements, may also correct other previously identified errors that were determined to be immaterial.

The Board and management of the Company have discussed the matters disclosed in this Item 4.02 with Moss Adams and Moss Adams was provided a copy of the above disclosures and has furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A letter from Moss Adams is attached hereto as Exhibit 7.1.

Forward-Looking Statements

This report contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the Company’s intent to restate its prior consolidated financial statements for the Non-Reliance Periods, the estimated impact of adjustments to the financial statements for the Non-Reliance Periods, the anticipated timing for filing the Amended Form 10-K and Form 10-Q and related matters. These statements are subject to risks and uncertainties, including the risk that the process of preparing the restated consolidated financial statements or other subsequent events would require the Company to make additional adjustments to its financial statements and the time and effort required to complete the restatement of its consolidated financial statements and file the Amended Form 10-K and Form 10-Q, and actual results may differ materially from these statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 8.01. Other Events.

On July 31, 2019, the Company issued a press release announcing the financial statement restatement. The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

7.1	Letter from Moss Adams LLP regarding non-reliance on previously issued audit report or completed interim review.

99.1	Press release dated July 31, 2019 regarding financial statement restatement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2019

SUPERIOR DRILLING PRODUCTS, INC.

/s/ Christopher D. Cashion
Christopher D. Cashion
Chief Financial Officer